                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     OCTOBER 14,1996
                                                 -------------------------------



                           SMITH BARNEY HOLDINGS INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                       1-12484            06-1274088
--------------------------------       ---------------   -------------------
(State or other jurisdiction            (Commission        (IRS Employer
   of incorporation)                    File Number)      Identification No.)



                   388 Greenwich Street, New York, NY  10013
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             (Address of principal executive offices)      (Zip Code)



                                     (212) 816-6000
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              (Registrant's telephone number, including area code)







                                Page 1 of 4 pages

                  No exhibits are being filed with this report.























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                           SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K



Item 5.  Other Events
         ------------


Results of Operations
---------------------
(Preliminary and Unaudited)

This report summarizes the results of operations of Smith Barney Holdings Inc. (the "Company") for the three and nine-month periods ended September 30, 1996 and 1995 and provides certain additional financial information.
















































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                              SMITH BARNEY HOLDINGS INC.
                               SELECTED FINANCIAL DATA
                             (Preliminary and Unaudited)
                                    (In millions)

                                                            September 30,
                                                        ----------------------
                                                            1996         1995
                                                            ----         ----

    Total assets                                        $ 46,633      $39,660

    Total debt obligations                              $  5,048      $ 4,340

    Total stockholder's equity                          $  2,635      $ 2,475

    Assets managed                                      $105,418      $92,181

                                                   Three             Nine
                                                months ended     months ended
                                                September 30,    September 30,
                                               --------------   --------------

                                                 1996    1995    1996     1995
                                                 ----    ----    ----     ----
    Revenues:

      Commissions                              $  498  $  536  $1,680   $1,475
      Principal trading                           243     255     786      762
      Investment banking                          288     243     864      585
      Asset management fees                       343     272     991      751
      Other                                        22      24      79       84
                                               ------  ------  ------   ------
        Total non-interest revenues             1,394   1,330   4,400    3,657
                                               ------  ------  ------   ------


      Interest and dividends                      488     434   1,396    1,311
      Interest expense                            382     341   1,095    1,029
                                               ------  ------  ------   ------


        Net interest and dividends                106      93     301      282
                                               ------  ------  ------  -------

        Net revenues                            1,500   1,423   4,701    3,939
                                               ------  ------  ------   ------

    Expenses excluding interest:

      Employee compensation and benefits          844     829   2,655    2,359
      Communications, occupancy and equipment     142     143     420      436
      Other expenses                              173     151     545      439
                                               ------  ------  ------   ------

        Total expenses, excluding interest      1,159   1,123   3,620    3,234
                                               ------  ------  ------   ------

        Income before provision for
          income taxes                            341     300   1,081      705

    Provision for income taxes                    134     123     422      296
                                               ------  ------  ------   ------

      Net income                               $  207  $  177  $  659   $  409
                                               ======  ======  ======   ======

    Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.


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                                     SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: October 14, 1996               SMITH BARNEY HOLDINGS INC.




                                     By:    /s/Michael J. Day
                                          -------------------------------
                                            Michael J. Day
                                            Vice President and Controller













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